Exhibit 10.8

AMENDMENT NO. 2

TO

2000 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

THIS AMENDMENT NO. 2 by Tanox, Inc. (the “Company”),

WITNESSETH:

WHEREAS, the Company maintains the Tanox, Inc. 2000 Non-Employee Directors’ Stock Option Plan, as amended by Amendment No. 1 thereto dated May 16, 2001 (the “Plan”); and

WHEREAS, the Company retained the right in Section 12 of the Plan for the Board of Directors of the Company to amend the Plan from time to time; and

WHEREAS, the Board of Directors approved resolutions on February 13, 2004, amending the Plan as set forth below;

NOW, THEREFORE, the Company agrees that, effective February 13, 2004, the Plan is amended as follows, subject in all respects to the approval hereof by the stockholders of the Company at the annual meeting of stockholders to be held in 2004 and no Option awarded hereunder may be exercised unless and until such approval is granted:

1.  Section 2 of the Plan is hereby amended to delete the definition “Black Scholes Value.”

2.  Section 6 of the Plan is hereby amended to read as follows in its entirety:

“6. Non-Discretionary Grants.

(a) Initial Grant. After February 13, 2004, each person who is elected or appointed to be a Non-Employee Director for the first time automatically shall, upon the date of his or her election or appointment, be granted an Option to purchase 20,000 shares of Common Stock on the terms and conditions set forth herein.

(b) Subsequent Grant. Beginning with the 2004 annual meeting of stockholders, each person who is a Non-Employee Director immediately following any annual meeting of stockholders of the Company at which Directors are elected, and who has not received a grant under Section 6(a) within the preceding six months, shall automatically be granted, on the date of such annual meeting, an Option to purchase 10,000 shares of Common Stock on the terms and conditions set forth herein.”

IN WITNESS WHEREOF, the Company has executed this Amendment this 13th day of February 2004.

TANOX, INC.

By:	/s/ Gregory P. Guidroz
Name: Gregory P. Guidroz
Title: Vice President—Finance